                                                                  EXHIBIT 23.4

                      CONSENT OF LAWRENCE M.V.D. SCHLOSS


   I hereby consent to the reference in the Prospectus constituting part of Amendment No. 3 to the Registration Statement on Form S-1 of Quaker Holding Co. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Lawrence M.v.D. Schloss
                                          ---------------------------
                                              Lawrence M.v.D. Schloss


July 29, 1997